UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

                   NORWEST INTEGRATED STRUCTURED ASSETS, INC.
           Mortgage Asset Backed Pass-Through Certificates, Series 1998-2 Trust


New York (governing law of          333-17801-02   52-2128253
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of NORWEST INTEGRATED
 STRUCTURED ASSETS, INC., Mortgage Asset Backed Pass-Through Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                          Monthly Asset Backed report distributed to holders of
             EX-99.1      Mortgage Pass-Through Certificates, Series
                          1998-2 Trust, relating to the December 28,
                          1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    NORWEST INTEGRATED STRUCTURED ASSETS, INC.
           Mortgage Asset Backed Pass-Through Certificates, Series 1998-2 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 1/11/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Asset Backed Pass-Through Certificates, Series 1998-2 Trust, relating to the December 28, 1998 distribution.